U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 17, 2004



                              ZKID NETWORK COMPANY
                              --------------------
             (Exact Name of registrant as specified in its Charter)




       Nevada                        0-29981                      91-2027724
----------------------         ------------------            ------------------
State of Incorporation         Commission File No.             I.R.S. Employer
                                                             Identification No.

666 Dundee Road, #705,     Northbrook, IL             60062
------------------------------------------            -----
(Address of principal executive offices)            (Zip Code)



Registrant's telephone number,(   847   )    509    -    4200
                               ---------  ---------   ----------





                     (Registrant's former name and address)

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Item 2.  Acquisition or Disposition of Assets

         On May 26, 2004, we entered into an Asset Purchase Agreement with USURF Communications, Inc., a Colorado corporation ("USURF") (Exhibit 2.0). The closing date was May 31, 2004.

         We acquired all of the software related assets of USURF Communications, Inc. used or useful relating to their child-safety software business including all products and internet properties listed under the website http://www.MomsandDads.com including all physical assets related to the operation of that website and software business.

         We purchased these assets for $600,000 Dollars by issuing 4,000,000 Zkid common stock valued at $0.15 per share. The number of shares is subject to future adjustment. If the 10-day weighted value average closing price for our common stock prior to May 31, 2005 is less than $0.15 per share, we will be obligated to issue additional shares so that the total share value paid for the assets equals $600,000 on May 31, 2005. This means that we may issue more than 4,000,000 shares for these assets. This is a 12-month selling price protection provision for the seller. We have agreed to register these shares with the Securities and Exchange Commission. We have entered into a Registration Rights Agreement with USURF. (Exhibit 10.0)

         We issued these shares in a private transaction exempt from the registration requirements of the Securities Act of 1933, as amended, (the "Act") pursuant to Section 4(2). The shares issued to USURF are considered restricted securities and may not be resold absent registration under the Act or an exemption from the registration requirements of the Act.

         We purchased these USURF assets because we believe that they will enhance our level of subscriber security as well as providing additional program content. The purchase price was based on the added security and program content.

         The assets consisted of intellectual property, goodwill and computer hardware and software assets.

         The summary of disclosures contained in this report should be read in conjunction with the attached Exhibits which contain the details of the summarized transactions.


FORWARD-LOOKING STATEMENTS:

         We have included forward-looking statements in this report. For this purpose, any statements contained in this report that are not statements of historical fact may be deemed to be forward looking statements. Without limiting the foregoing, words such as "intend", "may", "could", "would", "believe", "estimate", or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors. Factors that might cause forward-looking statements to differ materially from actual results include, among other things, software design modification problems,


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

governmental regulation, or our ability to implement our business plan of operation.

Item 7.   Financial Statements and Exhibits

    (a) Financial statements of businesses acquired. We intend to provide the historical financial statements of USURF software related assets within 60 days of the filing date of this Current Report.


    (b) Pro forma financial information. We intend to provide the pro forma financial information relating to our acquisition of USRUF software related assets within 60 days of the filing date of this Current Report.


    (c)   Exhibits

          2.0 Purchase and Sale Agreement between Zkid Network Company and USURF Communications, Inc. dated May 26, 2004

          10.0 Registration Rights Agreement granted to USURF Communications, Inc., a Colorado corporation dated May 26, 2004


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ZKID NETWORK COMPANY
Dated: June 17, 2004

                                                     /s/Mitchell Lederer
                                                     ------------------------
                                                     By: Mitchell Lederer
                                                     Title: CEO












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